United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 30, 2022

Date of Report (Date of earliest event reported)

Iron Spark I Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40467	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 N. Cache St. 2nd Floor, Box 3789 Jackson, Wyoming	83001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 200-9007

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ISAA	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02-Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Report.

In connection with a review of its public filings, Iron Spark I Inc., a Delaware corporation (the “Company”), realized that it had incorrectly omitted certain expenses related to Nasdaq fees for the initial listing of the Company among other accruals (including auditing, legal, printing and tax fees) and the accounting treatment for complex financial instruments.

Based on the foregoing, Management concluded that a deficiency in internal control over financial reporting existed relating to the accounting treatment for complex financial instruments and that the failure to properly account for such items, including the omission of certain material Nasdaq fee accruals among other accruals, constituted a material weakness as defined in the SEC regulations.

In light of this material weakness, on September 30, 2022, the Company’s management and the Audit Committee of the Company’s Board of Directors, concluded that the Company’s financial statements for the year ended December 31, 2021 and the quarters ended June 30, 2021, September 30, 2021, March 31, 2022 and June 30, 2022 should no longer be relied upon and that it is appropriate to restate the Company’s financial statements for such periods. Therefore, the Company will be filing an amended Form 10-K for the year ended December 31, 2021, which will include June 30, 2021 and September 30, 2021, and amended Form 10-Qs for the quarters ended March 31, 2022 and June 30, 2022 to appropriately reflect the Nasdaq fee accruals among other accruals (including auditing, legal, printing and tax fees) and the accounting treatment for complex financial instruments. The Company’s management previously determined that the Company’s disclosure controls and procedures and internal control over financial reporting were not effective for the year ended December 31, 2021.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 30, 2022

IRON SPARK I INC.

By:	/s/ Josh Spear
Name:	Josh Spear
Title:	Chief Executive Officer